UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2013

Blackstone / GSO Long-Short Credit Income Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	811-22488	27-3779736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor, New York, New York 10154

(Address of Principal Executive Offices)                                              (Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation	FD Disclosure

The portfolio holdings of Blackstone / GSO Long-Short Credit Income Fund (the “Fund”) as of November 8, 2013 are available on the Fund’s website at http://www.blackstone-gso.com/bgx-holdings.php.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blackstone / GSO Long-Short Credit Income Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

Date: November 14, 2013	By:	/s/ Daniel H. Smith, Jr.
	Name:	Daniel H. Smith, Jr.
	Title:	President

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